UNITED STATES BANKRUPTCY COURT				EXHIBIT 99.1
FOR THE DISTRICT OF DELAWARE

In re: HORSEHEAD HOLDING CORP		Case No. 16-10287, 288, 289, 290, 291
Debtor		Reporting Period: June 1 - June 30, 2016

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement Attached
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a		x
Schedule of Professional Fees Paid	MOR-1b	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt		n/a
Copies of tax returns filed during reporting period		n/a
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable	MOR-4	x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Timothy D. Boates	7/20/16
Signature of Authorized Individual*	Date

Timothy D. Boates	Chief Restructuring Officer

Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: HORSEHEAD HOLDING CORP						MOR 1				Case No. 16-10287, 288, 289, 290, 291
Debtor						Month-to-Date				Reporting Period: June 1 - June 30, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	16-10287 HORSEHEAD HOLDINGS CORPORATION			16-10288 HORSEHEAD CORPORATION								16-10290 INMETCO
	WFC -2552	PNC -3765	TOTAL	PNC -3127	WFC -9756	WFC 6331	PNC -7517	PNC -7525	WFC -1949	WFC -1931	TOTAL	WFC -4964	WFC -5018	WFC -0254	TOTAL

BEGINNING BALANCE	9,908,618	92	9,908,710	150,232	2,678,997	—	3,162,771	—	(11,381)	(2,004,926)	3,975,693	5,270,014	—	(256,641)	5,013,373

CASH RECEIPTS
Trade Receipts	—	—	—	—	—	12,065,083	—	1,122,336	—	—	13,187,419	—	3,055,811	—	3,055,811
Other Receipts	1,973	—	1,973	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL RECEIPTS	1,973	—	1,973	—	—	12,065,083	—	1,122,336	—	—	13,187,419	—	3,055,811	—	3,055,811

CASH DISBURSEMNTS
Payroll & Taxes	—	—	—	—	2,671,754	—	—	—	95,622	15,359	2,782,735	16,762	—	—	16,762
Benefits	—	—	—	—	951,607	—	—	(90)	—	17,481	968,997	—	75	46,207	46,282
Purchases	—	—	—	—	2,368,264	—	—	—	—	733,850	3,102,114	30,950	—	232,249	263,199
Freight	—	—	—	—	1,653,642	—	—	—	—	1,691,592	3,345,234	—	49	79,330	79,379
Utilities	—	—	—	—	—	—	(322,102)	—	—	727,033	404,931	434,749	—	48,963	483,712
Leases	—	—	—	—	5,400	—	—	—	—	—	5,400	—	—	—	—
Insurance	—	—	—	—	1,581,837	—	—	—	—	23,567	1,605,403	—	—	50,937	50,937
Miscellaneous	(167,540)	—	(167,540)	5,601	265,613	—	1,937	—	—	185,618	458,769	4,556	153	6,499	11,208
Contract Services	—	—	—	—	720,942	—	—	—	—	1,121,398	1,842,341	12,400	—	217,955	230,355
Supplies	—	—	—	—	166,861	—	—	—	—	999,355	1,166,216	—	—	340,221	340,221
Other Operating costs	—	—	—	—	68,872	—	—	—	—	2,617	71,490	—	—	83,992	83,992
DIP fees	—	—	—	—	687,500	—	—	—	—	—	687,500	—	—	—	—
Professional Fees	—	—	—	—	5,316,758	—	—	—	—	—	5,316,758	—	—	—	—
CapEx	—	—	—	—	38,172	—	—	—	—	—	38,172	—	—	507,549	507,549
Utility Deposits	—	—	—	—	3,661	—	—	—	—	—	3,661	—	—	—	—
Macquarie interest	—	—	—	—	217,446	—	—	—	—	—	217,446	—	—	—	—
503(b)(9) Payments	—	—	—	—	—	—	—	—	—	92,855	92,855	—	—	—	—
Critical Vendors - Freight	—	—	—	—	556,327	—	—	—	—	—	556,327	26,990	—	—	26,990
Critical Vendors - Material Vendors	—	—	—	—	10,335	—	—	—	—	—	10,335	—	—	—	—
Recycling Entity Buyout (including interest)	—	—	—	—	1,078,017	—	—	—	—	—	1,078,017	—	—	—	—
TOTAL DISBURSEMENTS	(167,540)	—	(167,540)	5,601	18,363,007	—	(320,165)	(90)	95,622	5,610,724	23,754,699	526,407	277	1,613,903	2,140,587

Net Bank Account Transfers	(9,499,908)	(92)	(9,500,000)	(144,631)	18,718,737	(12,065,083)	(3,482,937)	(1,122,426)	80,516	7,193,722	9,177,898	1,247,972	(3,055,534)	1,807,561	—
DIP Facility Drawdown	5,000,000	—	5,000,000	—	—	—	—	—	—	—	—	—	—	—	—

ENDING BOOK BALANCE	5,578,223	—	5,578,223	—	3,034,727	—	—	—	(26,486)	(421,928)	2,586,311	5,991,580	—	(62,982)	5,928,597

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN
TOTAL DISBURSEMENTS			(167,540)								23,754,699				2,140,587
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS			—								—				—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES			—								—				—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES			(167,540)								23,754,699				2,140,587

In re: HORSEHEAD HOLDING CORP								MOR 1 continued	Case No. 16-10287, 288, 289, 290, 291
Debtor									Reporting Period: June 1 - June 30, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	16-10291 Zochem
	WFC - 4972	WFC- 4980	PNC -6944	PNC -6952	SB -5117	SB -0918	TOTAL	GRAND

BEGINNING BALANCE	733,906	—	124,234	—	625,004	1,169,946	2,653,090	21,550,866

CASH RECEIPTS
Trade Receipts	—	9,176,819	—	68,432	182,348	2,050,898	11,478,498	27,721,728
Other Receipts	—	—	—	—	965,646	—	965,646	967,619
TOTAL RECEIPTS	—	9,176,819	—	68,432	1,147,994	2,050,898	12,444,144	28,689,346

CASH DISBURSEMNTS
Payroll & Taxes	—	—	—	—	284,269	—	284,269	3,083,765
Benefits	—	—	—	—	43,081	—	43,081	1,058,360
Purchases	9,252,966	—	—	—	6,783	2,242,824	11,502,573	14,867,886
Freight	—	2,094	—	—	150,092	62,010	214,196	3,638,810
Utilities	—	—	—	—	452,293	—	452,293	1,340,937
Leases	—	—	—	—	884	—	884	6,283
Insurance	—	—	—	—	—	—	—	1,656,340
Miscellaneous	3,681	—	—	—	131,666	15,680	151,026	453,462
Contract Services	—	—	—	—	22,319	—	22,319	2,095,015
Supplies	—	—	—	—	238,456	200,147	438,603	1,945,039
Other Operating costs	—	—	—	—	30,380	6,300	36,680	192,162
DIP fees	—	—	—	—	—	—	—	687,500
Professional Fees	124,603	—	—	—	—	—	124,603	5,441,360
CapEx	—	—	—	—	—	—	—	545,721
Utility Deposits	—	—	—	—	—	—	—	3,661
Macquarie interest	—	—	—	—	—	—	—	217,446
503(b)(9) Payments	—	—	—	—	—	—	—	92,855
Critical Vendors - Freight	—	—	—	—	21,201	—	21,201	604,518
Critical Vendors - Material Vendors	—	—	—	—	—	—	—	10,335
Recycling Entity Buyout (including interest)	—	—	—	—	—	—	—	1,078,017
TOTAL DISBURSEMENTS	9,381,249	2,094	—	—	1,381,424	2,526,960	13,291,728	39,019,474

Net Bank Account Transfers	9,439,493	(9,174,725)	(124,234)	(68,432)	400,000	(150,000)	322,102	—
DIP Facility Drawdown	—	—	—	—	—	—	—	5,000,000

ENDING BOOK BALANCE	792,149	—	—	—	791,574	543,884	2,127,608	16,220,739

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN
TOTAL DISBURSEMENTS							13,291,728	39,019,474
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS							—	—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES							—	—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES							13,291,728	39,019,474

In re: HORSEHEAD HOLDING CORP						MOR 1				Case No. 16-10287, 288, 289, 290, 291
Debtor						Case tp Date				Reporting Period: June 1 - June 30, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	FEBRUARY 2 - JUNE 30, 2016
	16-10287 HORSEHEAD HOLDINGS CORPORATION			16-10288 HORSEHEAD CORPORATION								16-10290 INMETCO
	WFC -2552	PNC -3765	TOTAL	PNC -3127	WFC -9756	WFC 6331	PNC -7517	PNC -7525	WFC -1949	WFC -1931	TOTAL	WFC -4964	WFC -5018	WFC -0254	TOTAL

BEGINNING BALANCE	536	77,440	77,976	—	36,008	—	13	1,323,180	—	—	1,359,201	—	—	—	—

CASH RECEIPTS
Trade Receipts	—	2,686,953	2,686,953	—	222,520	47,959,856	—	21,025,311	—	—	69,207,688	—	14,802,520	—	14,802,520
Other Receipts	15,776,559	630	15,777,189	—	278	—	—	—	—	—	278	—	150	—	150
TOTAL RECEIPTS	15,776,559	2,687,583	18,464,142	—	222,799	47,959,856	—	21,025,311	—	—	69,207,966	—	14,802,670	—	14,802,670

CASH DISBURSEMNTS
Payroll & Taxes	35,191	37,371	72,562	68,482	13,737,495	—	—	—	446,177	52,192	14,304,345	118,030	415	94,084	212,528
Benefits	2,472,421	—	2,472,421	25,594	2,161,526	—	—	(90)	—	58,241	2,245,270	—	75	175,360	175,435
Purchases	8,081,202	889,099	8,970,301	892,071	5,269,283	—	—	—	—	1,317,471	7,478,825	167,638	85,722	773,017	1,026,376
Freight	6,494,005	35,691	6,529,695	1,693,638	4,124,716	—	—	—	—	4,075,090	9,893,444	95,276	18,800	192,020	306,096
Utilities	502,207	5,477	507,684	1,231,120	—	—	(322,102)	—	—	1,744,150	2,653,168	1,341,422	—	362,330	1,703,752
Leases	39,869	—	39,869	599,817	41,543	—	—	—	—	—	641,360	—	—	782	782
Insurance	1,227,225	206,037	1,433,262	102,673	1,937,253	—	—	—	—	73,105	2,113,031	—	—	110,462	110,462
Miscellaneous	(129,300)	4,000	(125,300)	489,663	544,490	—	19,568	—	—	844,726	1,898,446	9,147	7,570	48,690	65,407
Contract Services	2,381,075	92,742	2,473,816	1,546,783	1,873,694	—	—	—	—	3,360,234	6,780,711	287,186	14,459	1,391,127	1,692,771
Supplies	925,153	50,936	976,089	1,097,177	347,068	—	—	—	—	2,342,458	3,786,704	24,684	204,040	1,131,590	1,360,314
Other Operating costs	44,684	46,059	90,743	170,410	343,872	—	—	790,065	—	30,968	1,335,315	—	—	352,560	352,560
DIP fees	1,101,861	—	1,101,861	—	1,363,472	—	—	—	—	6,200	1,369,672	—	—	—	—
Professional Fees	3,018,529	—	3,018,529	—	9,105,254	—	—	—	—	—	9,105,254	—	—	—	—
CapEx	220,129	—	220,129	—	963,554	—	—	—	—	—	963,554	514,521	92,566	978,627	1,585,713
Utility Deposits	(370,720)	—	(370,720)	212,142	3,661	—	781,500	—	—	—	997,303	—	—	5,780	5,780
Macquarie interest	418,028	—	418,028	—	449,141	—	—	—	—	—	449,141	—	—	—	—
503(b)(9) Payments	237,064	—	237,064	—	—	—	—	—	—	92,855	92,855	132,462	—	—	132,462
Critical Vendors - Freight	922,861	—	922,861	—	1,284,095	—	—	—	—	—	1,284,095	143,634	—	—	143,634
Critical Vendors - Material Vendors	—	—	—	—	113,244	—	—	—	—	—	113,244	—	—	—	—
Recycling Entity Buyout (including interest)	—	—	—	—	1,078,017	—	—	—	—	—	1,078,017	—	—	—	—
PNC Facility Repayment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	27,621,484	1,367,411	28,988,895	8,129,570	44,741,378	—	478,966	789,974	446,177	13,997,689	68,583,754	2,833,999	423,646	5,616,427	8,874,073

Net Bank Account Transfers	(1,577,388)	(1,397,612)	(2,975,000)	8,129,570	47,517,299	(47,959,857)	478,952	(21,558,517)	419,690	13,575,760	602,898	8,825,579	(14,379,024)	5,553,445	—
DIP Facility Drawdown	19,000,000	—	19,000,000	—	—	—	—	—	—	—	—	—	—	—	—

ENDING BOOK BALANCE	5,578,223	—	5,578,223	—	3,034,728	—	—	—	(26,486)	(421,928)	2,586,311	5,991,580	—	(62,982)	5,928,597

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN
TOTAL DISBURSEMENTS			28,988,895								68,583,754				8,874,073
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS			—								—				—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES			—								—				—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES			28,988,895								68,583,754				8,874,073

In re: HORSEHEAD HOLDING CORP						MOR 1 continued			Case No. 16-10287, 288, 289, 290, 291
Debtor						Case-to-Date			Reporting Period: June 1 - June 30, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	FEBRUARY 2 - JUNE 30, 2016
	16-10291 Zochem
	WFC - 4972	WFC- 4980	PNC -6944	PNC -6952	SB -5117	SB -0918	TOTAL	GRAND

BEGINNING BALANCE	—	—	(434)	652,850	298,010	238,283	1,188,709	2,625,886

CASH RECEIPTS
Trade Receipts	—	16,121,148	—	20,467,859	769,598	9,584,531	46,943,136	133,640,297
Other Receipts	—	—	18,677,793	—	4,683,489	—	23,361,282	39,138,900
TOTAL RECEIPTS	—	16,121,148	18,677,793	20,467,859	5,453,087	9,584,531	70,304,418	172,779,196

CASH DISBURSEMNTS
Payroll & Taxes	—	—	—	—	1,220,832	—	1,220,832	15,810,267
Benefits	—	—	—	—	376,120	—	376,120	5,269,246
Purchases	18,181,327	—	19,758,327	—	107,136	7,444,306	45,491,097	62,966,599
Freight	7,163	2,094	139,664	—	1,052,266	449,408	1,650,595	18,379,830
Utilities	—	—	—	—	1,117,450	84,049	1,201,499	6,066,103
Leases	—	—	—	—	2,652	—	2,652	684,663
Insurance	—	—	127,266	—	—	—	127,266	3,784,021
Miscellaneous	6,209	—	9,557	—	316,451	127,769	459,986	2,298,538
Contract Services	—	—	—	—	100,201	65	100,265	11,047,564
Supplies	—	—	—	—	677,966	591,885	1,269,851	7,392,958
Other Operating costs	—	—	—	—	372,095	185,515	557,609	2,336,228
DIP fees	—	—	—	—	—	—	—	2,471,533
Professional Fees	124,603	—	—	—	16,487	185,933	327,022	12,450,805
CapEx	—	—	—	—	—	—	—	2,769,396
Utility Deposits	—	—	—	—	—	—	—	632,363
Macquarie interest	—	—	—	—	—	—	—	867,169
503(b)(9) Payments	—	—	—	—	—	—	—	462,381
Critical Vendors - Freight	6,406	—	8,759	—	259,869	—	275,033	2,625,624
Critical Vendors - Material Vendors	—	—	—	—	—	—	—	113,244
Recycling Entity Buyout (including interest)	—	—	—	—	—	—	—	1,078,017
PNC Facility Repayment	—	—	18,677,793	—	—	—	18,677,793	18,677,793
TOTAL DISBURSEMENTS	18,325,707	2,094	38,721,366	—	5,619,523	9,068,930	71,737,621	178,184,342

Net Bank Account Transfers	19,117,857	(16,119,054)	20,044,008	(21,120,709)	660,000	(210,000)	2,372,102	—
DIP Facility Drawdown	—	—	—	—	—	—	—	19,000,000

ENDING BOOK BALANCE	792,149	—	1	1	791,574	543,884	2,127,608	16,220,739

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN
TOTAL DISBURSEMENTS							71,737,621	178,184,342
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS							—	—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES							—	—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES							71,737,621	178,184,342

In re: HORSEHEAD HOLDING CORP				MOR-1b		Case No. 16-10287, 288, 289, 290, 291
Debtor						Reporting Period: June 1 - June 30, 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved		Check		Amount Paid		Year-To-Date
			Payor	#	Date	Fees	Expenses	Fees	Expenses

RAS Management Advisors, LLC	WE 2/06/16	$56,554	HHC	WT	3/16/16	$52,950.00	$3,604.00
	WE 2/13/16	$69,685	HHC	WT	3/16/16	$63,000.00	$6,865.00
	WE 2/20/16	$72,085	HHC	WT	3/16/16	$65,125.00	$6,960.00
	WE 2/27/16	$72,281	HHC	WT	3/16/16	$66,775.00	$5,506.00
	WE 3/05/16	$74,313	HHC	WT	3/16/16	$67,450.00	$6,863.00
	WE 3/12/16	$61,610	HHC	WT	3/16/16	$58,075.00	$3,535.00	$373,375.00	$33,333.00
	WE 3/19/16	$78,345	HHC	WT	3/22/16	$71,475.00	$6,870.00	$444,850.00	$40,203.00
	WE 3/26/16	$63,461	HHC	WT	4/4/16	$60,175.00	$3,286.00	$505,025.00	$43,489.00
	WE 4/2/16	$66,924	HHC	WT	4/8/16	$61,700.00	$5,224.00	$566,725.00	$48,713.00
	WE 4/9/16	$58,651	HHC	WT	4/13/16	$55,250.00	$3,401.00	$621,975.00	$52,114.00
	WE 4/16/16	$64,189	HHC	WT	4/21/16	$60,325.00	$3,864.00	$682,300.00	$55,978.00
	WE 4/23/16	$53,260	HHC	WT	4/28/16	$51,425.00	$1,835.00	$733,725.00	$57,813.00
	WE 4/30/16	$63,601	HHC	WT	5/5/16	$60,125.00	$3,476.00	$793,850.00	$61,289.00
	WE 5/7/16	$63,857	HHC	WT	5/12/16	$60,150.00	$3,707.00	$854,000.00	$64,996.00
	WE 5/14/16	$53,547	HHC	WT	5/19/16	$51,975.00	$1,572.00	$905,975.00	$66,568.00
	WE 5/21/16	$62,196	HHC	WT	5/26/16	$58,575.00	$3,621.00	$964,550.00	$70,189.00
	WE 5/28/16	$57,916	HHC	WT	6/2/16	$55,850.00	$2,066.00	$1,020,400.00	$72,255.00
	WE 6/4/16	$55,511	HHC	WT	6/9/16	$51,300.00	$4,211.00	$1,071,700.00	$76,466.00
	WE 6/11/16	$60,589	HHC	WT	6/16/16	$58,600.00	$1,989.00	$1,130,300.00	$78,455.00
	WE 6/18/16	$61,511	HHC	WT	6/23/16	$57,275.00	$4,236.00	$1,187,575.00	$82,691.00
	WE 6/25/16	$53,595	HHC	WT	6/29/16	$49,825.00	$3,770.00	$1,237,400.00	$86,461.00

Epiq Bankruptcy Solutions	Month of February	$95,985.25	HHC	WT	5/18/16	$95,458.4	$526.85
	Month of March	$133,455.55	HHC	WT	5/18/16	$132,930.07	$525.48	$228,388.47	$1,052.33

Kirkland & Ellis LLC	Month of February	$1,191,560.66	HHC	WT	5/13/16	$1,164,569.88	$26,990.78	$1,164,569.88	$26,990.78
	Month of March	$909,229	HHC	WT	6/8/16	$872,456.36	$36,772.64	$2,037,026.24	$63,763.42
	Month of April	$975,493.56	HHC	WT	6/27/16	$957,416.52	$18,077.04	$2,994,442.76	$81,840.46

Lazard Middle Market LLC	Month of February	$1,086,657.73	HHC	WT	5/13/16	$1,080,000.00	$6,657.73	$1,080,000.00	$6,657.73
	Month of March	$104,485.36	HHC	WT	6/10/16	$100,000	$4,485.36	$1,180,000.00	$11,143.09

Pachulski, Stang, Ziehl & Jones	Month of February	$153,563.30	HHC	WT	6/14/16	$134,558.40	$19,004.90	$134,558.40	$19,004.90

Klehr Harrison	Month of Feb/March	$31,379.20	ZO	WT	6/29/16	$31,332.20	$47.00
	Month of April	$4,362.20	ZO	WT	6/29/16	$4,264.40	$97.80	$35,596.60	$144.80

			ZO = Zochem, Inc.
			HHC = Horsehead Holding Corp.

In re. HORSEHEAD HOLDING CORP.			MOR - 2		Case No. 16-10287, 288, 289, 290, 291
Debtor		MTH			Reporting Period: June 1 - June 30, 2016

Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING STATEMENTS OF OPERATIONS
DEBTOR IN POSSESSION
For the month ended June 30, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	HMP	INMETCO	Zochem	Eliminations	Consolidated

Net sales of zinc material and other goods	$—	$10,501	$1,016	$—	$10,419	$—	$21,936
Net sales of nickel based material and other services	—	—	—	3,293	—	—	3,293
EAF dust service fees	—	3,316	—	—	—	(74)	3,242
Net sales	—	13,817	1,016	3,293	10,419	(74)	28,471
Cost of sales of zinc material and other goods	—	9,241	2,647	—	9,753	—	21,641
Cost of sales of nickel based material and other services	—	—	—	2,463	—	(74)	2,389
Cost of EAF dust services	—	2,405	—	—	—	—	2,405
Fire related costs	—	—	—	52	—	—	52
Insurance claim income	—	—	—	—	—	—	—
Cost of sales (excluding depreciation and amortization)	—	11,646	2,647	2,515	9,753	(74)	26,487
Depreciation and amortization	—	1,226	424	251	199	—	2,100
Selling, general and administrative expenses	33	1,149	29	215	151	—	1,577
Total costs and expenses	33	14,021	3,100	2,981	10,103	(74)	30,164
Income from operations	(33)	(204)	(2,084)	312	316	—	(1,693)
Equity in income of subsidiary, net of taxes	(3,035)	—	—	—	—	3,035	—
Other income ( expense)
Interest expense	(1,944)	(862)	(37)	(38)	(255)	143	(2,993)
Interest and other income	143	3	—	—	—	(143)	3
Other income (expense)	—	2	—	(1)	(33)	—	(32)
Total other income (expense)	(1,801)	(857)	(37)	(39)	(288)	—	(3,022)
REORGANIZATION ITEMS, NET	(5,288)	(37)	—	—	(146)	—	(5,471)
Income before income taxes	(10,157)	(1,098)	(2,121)	273	(118)	3,035	(10,186)
Income tax provision	—	—	—	—	(29)	—	(29)
NET INCOME(LOSS)	$(10,157)	$(1,098)	$(2,121)	$273	$(89)	$3,035	$(10,157)

NOTE: THE MARCH 31 AND JUNE 30, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QUARTER REVIEWS AND MAY AFFECT THESE RESULTS
NOTE: HORSEHEAD CORP. INCLUDES NON-DEBTOR BALANCES (CHR & HZR)

In re. HORSEHEAD HOLDING CORP.		MOR - 2			Case No. 16-10287, 288, 289, 290, 291
Debtor	Case to Date				Reporting Period: June 1 - June 30, 2016

Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING STATEMENTS OF OPERATIONS
DEBTOR IN POSSESSION
For the period February 2 to June 30, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	HMP	INMETCO	Zochem	Eliminations	Consolidated

Net sales of zinc material and other goods	$—	$46,747	$7,343	$—	$50,370	$—	$104,460
Net sales of nickel based material and other services	—	—	—	13,745	—	—	13,745
EAF dust service fees	—	16,651	—	—	—	(420)	16,231
Net sales	—	63,398	7,343	13,745	50,370	(420)	134,436
Cost of sales of zinc material and other goods	—	44,416	17,962	—	46,847	—	109,225
Cost of sales of nickel based material and other services	—	—	—	11,906	—	(420)	11,486
Cost of EAF dust services	—	12,010	—	—	—	—	12,010
Fire related costs	—	—	—	946	—	—	946
Insurance claim income	—	—	—	(1,000)	—	—	(1,000)
Cost of sales (excluding depreciation and amortization)	—	56,426	17,962	11,852	46,847	(420)	132,667
Depreciation and amortization	—	5,982	2,122	1,258	947	—	10,309
Selling, general and administrative expenses	326	5,868	203	915	764	—	8,076
Total costs and expenses	326	68,276	20,287	14,025	48,558	(420)	151,052
Income from operations	(326)	(4,878)	(12,944)	(280)	1,812	—	(16,616)
Equity in income of subsidiary, net of taxes	(29,757)	—	—	—	—	29,757	—
Other income ( expense)
Interest expense	(8,380)	(5,272)	(37)	(188)	(1,291)	505	(14,663)
Interest and other income	504	7	—	—	—	(505)	6
Other income (expense)	—	13	—	123	(174)	—	(38)
Total other income (expense)	(7,876)	(5,252)	(37)	(65)	(1,465)	—	(14,695)
REORGANIZATION ITEMS, NET	(26,065)	(4,915)	—	—	(2,160)	—	(33,140)
Income before income taxes	(64,024)	(15,045)	(12,981)	(345)	(1,813)	29,757	(64,451)
Income tax provision	—	—	—	—	(427)	—	(427)
NET INCOME(LOSS)	$(64,024)	$(15,045)	$(12,981)	$(345)	$(1,386)	$29,757	$(64,024)

NOTE: THE MARCH 31 AND JUNE 30, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QUARTER REVIEWS AND MAY AFFECT THESE RESULTS
NOTE: HORSEHEAD CORP. INCLUDES NON-DEBTOR BALANCES (CHR & HZR)

In re. HORSEHEAD HOLDING CORP			MOR -2		Case No. 16-10287, 288, 289, 290, 291
Debtor			CONT		Reporting Period: June 1 - June 30, 2016

INCOME (EXPENSE)
REORGANIZATION CHARGES

	FEBRUARY	MARCH	APRIL	MAY	JUNE	TOTAL
HHC
Professional Fee	$(2,544)	$(7,782)	$(4,248)	$(4,933)	$(5,288)	$(24,795)	SG&A
Interest Expense	(1,270)	—				(1,270)	Int Exp

	(3,814)	(7,782)	(4,248)	(4,933)	(5,288)	(26,065)

HORSEHEAD
Hedges	49	—	—	—	—	49	Sales
Interest Exp	(4,839)	—	—	(88)	(37)	(4,964)	Int Exp

	(4,790)	—	—	(88)	(37)	(4,915)

HMP
Other Income	—	—	—	—	—	—	Oth Inc

INMETCO
Hedges	—	—	—	—	—	—	COS

ZOCHEM
Hedges	(49)	—	—	—	—	(49)	Sales
Profess Fee/Other	(360)	(511)	(693)	(256)	(146)	(1,966)	SG&A
Interest Exp	(145)	—	—	—	—	(145)	Int Exp

	(554)	(511)	(693)	(256)	(146)	(2,160)

TOTAL	$(9,158)	$(8,293)	$(4,941)	$(5,277)	$(5,471)	$(33,140)

In re. HORSEHEAD HOLDING CORP.	MOR-3			Case no: 16-10287, 288, 289, 290, 291
Debtor				Reporting Period: June 1 - June 30, 2016
Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING BALANCE SHEETS
DEBTOR IN POSSESSION
June 30, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)
	Horsehead	Horsehead
ASSETS	Holding Corp.	Corporation	HMP	Zochem	INMETCO	Eliminations	Consolidated
Current assets
Cash and cash equivalents	$5,578	$3,007	$—	$2,334	$5,927	$—	$16,846
Accounts receivable, net of allowance	365	12,055	2,952	20,030	6,000	(553)	40,849
Inventories, net	—	5,852	5,156	10,071	4,842	—	25,921
Prepaid expenses and other current assets	1,655	11,453	—	2,792	519	(6,972)	9,447
Deferred income taxes	—	—	—	—	—	—	—

Total current assets	7,598	32,367	8,108	35,227	17,288	(7,525)	93,063

Property, plant and equipment, net	—	107,888	87,053	24,036	32,901	—	251,878

Other assets
Intangible assets	—	7,509	—	83	1,490	—	9,082
Restricted cash	—	7,939	—	—	—	—	7,939
Deferred income taxes	—	—	—	—	—	—	—
Investment in and advances to subsidiary	125,767	68,141	(741,085)	12,379	1,222	533,576	—
Deposits and other	—	146	403	875	520	—	1,944

Total other assets	125,767	83,735	(740,682)	13,337	3,232	533,576	18,965
Total assets	$133,365	$223,990	$(645,521)	$72,600	$53,421	$526,051	$363,906

	Horsehead	Horsehead
LIABILITIES AND STOCKHOLDERS' EQUITY	Holding Corp.	Corporation	HMP	Zochem	INMETCO	Eliminations	Consolidated

Current liabilities
Current maturities of long-term debt	$—	$—	$—	$—	$—	$—	$—
DEBTOR IN POSSESSION FINANCING	—	38,822	—	18,678	—	—	57,500
Accounts payable	9,522	10,528	724	2,396	1,949	(365)	24,754
Accrued expenses	8,964	11,999	252	782	3,105	(188)	24,914
Income Taxes Payable	—	4,237	—	(1,093)	595	(6,973)	(3,234)
Total current liabilities	18,486	65,586	976	20,763	5,649	(7,526)	103,934

LIABILITIES SUBJECT TO COMPROMISE - SECURED DEBT	208,588	49,625	5,000	—	—	—	263,213
LIABILITIES SUBJECT TO COMPROMISE - PRIORITY DEBT	—	1,931	167	—	—	—	2,098
LIABILITIES SUBJECT TO COMPROMISE - UNSECURED DEBT (AP & AL)	142,946	27,976	29,057	7,406	5,064	—	212,449

Long-term debt, less current maturities	—	—	—	—	10,000	(10,000)	—
Other long-term liabilities	—	13,386	—	26	1,876	—	15,288
Deferred income taxes	—	—	—	3,112	—	—	3,112
Commitments and contingencies
Stockholders' equity
Horsehead Holding Corp. stockholders' equity:
Common stock, par value $.01 per share; 100,000 shares
with voting rights authorized;	602	—	—	—	—	—	602
Preferred stock, par value $.01 per share; 10,000 shares
authorized; no shares issued or outstanding	—	—	—	—	—	—	—
Additional paid-in capital	398,310	16,241	—	—	29,081	(45,322)	398,310
Retained earnings	(635,567)	49,245	(680,721)	41,293	1,751	588,899	(635,100)
Total stockholders' equity before noncontrolling interest	(236,655)	65,486	(680,721)	41,293	30,832	543,577	(236,188)
Noncontrolling interest	—	—	—	—	—	—	—
Total stockholders' equity	(236,655)	65,486	(680,721)	41,293	30,832	543,577	(236,188)
Total liabilities and stockholders' equity	$133,365	$223,990	$(645,521)	$72,600	$53,421	$526,051	$363,906
NOTE: THE JUNE 30, 2016 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS
NOTE: HORSEHEAD CORP. INCLUDES NON-DEBTOR BALANCES (CHR & HZR)

In re: HORSEHEAD HOLDING CORP		MOR-4		Case No. 16-10287, 288, 289, 290, 291
	Debtor			Reporting Period: June 1 - June 30, 2016

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
Federal	Liability	Accrued	Paid	Paid	or EFT	Liability
Withholding	12,113	348,607	347,506	Various dates	EFT (payroll provider)	13,214
FICA-Employee	—	181,875	181,875	Various dates	EFT (payroll provider)	—
FICA-Employer	76,698	183,636	181,239	Various dates	EFT (payroll provider)	79,095
Unemployment	1,224	5,161	5,127	Various dates	EFT (payroll provider)	1,258
Income	—	—	—			—
Other:_________________	—	—	—			—
Total Federal Taxes	90,035	719,279	715,747			93,567
State and Local
Withholding	—	91,542	91,542	Various dates	EFT (payroll provider)	—
Sales	27,124	—	8,152	Various dates	various	18,972
Excise	—	—	—			—
Unemployment	14,416	12,926	12,484	Various dates	EFT (payroll provider)	14,858
Real Property	560,973	291,829	—			852,802
Personal Property	—	—	—			—
Other:_________________	—	—	—			—
Total State and Local	602,513	396,297	112,178			886,632
Total Taxes	692,548	1,115,576	827,925	—		980,199

SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	14,533,000	—	—	—	—	14,533,000
Wages Payable	3,811,000	—	—	—	—	3,811,000
Taxes Payable	980,199	—	—	—	—	980,199
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	10,221,000	—	—	—	—	10,221,000
Amounts Due to Insiders*	—	—	—	—	—	—
Other:________________						—
Other:________________						—
Total Postpetition Debts	29,545,199	—	—	—	—	29,545,199

Explain how and when the Debtor intends to pay any past-due postpetition debts.
Post petition debts will be paid with operating cash flow and or post petition financing.

	MOR-5

In re: HORSEHEAD HOLDING CORP		Case No. 16-10287, 288, 289, 290, 291
Debtor		Reporting Period: June 1 - June 30, 2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	HH Corp	HMP	Inmetco	Zochem
Total Accounts Receivable at the beginning of the reporting period	10,259,947	2,033,163	5,002,419	19,394,959
+ Amounts billed during the period	14,451,210	1,016,138	2,712,921	10,557,010
- Amounts collected during the period	(11,819,537)	(1,367,882)	(3,055,811)	(11,478,498)
Total Accounts Receivable at the end of the reporting period	12,891,620	1,681,419	4,659,529	18,473,471

Accounts Receivable Aging
0 - 30 days old	10,468,812	1,621,647	3,795,409	18,575,526
31 - 60 days old	905,868	3,933	626,832	13,852
61 - 90 days old	1,169,310	—	127,749	9,695
91+ days old	347,631	55,839	109,539	(125,602)
Total Accounts Receivable	12,891,620	1,681,419	4,659,529	18,473,471
Amount considered uncollectible (Bad Debt)	(165,813)	—	(70,974)	(20,000)
Accounts Receivable (Net)	12,725,807	1,681,419	4,588,555	18,453,471

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period?		x
If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		x
If yes, provide an explanation below.
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	x

4. Are workers compensation, general liability and other necessary insurance coverages in effect?	x
If no, provide an explanation below.
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s).		x
If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

HORSEHEAD LETTERHEAD
July 20, 2016

Office of the United States Trustee
944 King Street, Suite 2207, Lockbox 35
Wilmington, DE 19801
Attn: Timothy J. Fox

Subject: Declaration Regarding Bank Account Reconciliations

Horsehead Holding Corp. and certain of its affiliates (the "Debtors"), hereby submit this declaration regarding providing bank statements in lieu of providing bank account reconciliations.

The Debtors have performed all bank account reconciliations in the ordinary course of business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee's Office.

Pursuant to 28 U.S.C. 1746. I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Timothy Boates
Name:     Timothy Boates
Position: Chief Restructuring Officer

Information provided in accordance with Section 5.06 of the $90,000,000 Senior Secured Superpriority Debtor-in-Possession Credit, Security and Guaranty Agreement, Dates as of February 8, 2016 by and among the Debtors and the Lenders thereto.

FINANCIAL INFORMATION REPORT
	Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING BALANCE SHEETS
June 30, 2016 (UNAUDITED)
		Horsehead
ASSETS	HHC	Corporation	Zochem	INMETCO	Eliminations	Consolidated
Current assets
Cash and cash equivalents	$5,578	$3,007	$2,334	$5,927	$—	$16,846
Accounts receivable, net of allowance	365	15,007	20,030	6,000	(553)	40,849
Inventories, net	—	11,008	10,071	4,842	—	25,921
Prepaid expenses and other current assets	1,655	11,453	2,792	519	(6,972)	9,447
Deferred income taxes	—	—	—	—	—	—

Total current assets	7,598	40,475	35,227	17,288	(7,525)	93,063
Property, plant and equip, net	—	194,941	24,036	32,901	—	251,878
Other assets
Intangible assets	—	7,509	83	1,490	—	9,082
Restricted cash	—	7,939	—	—	—	7,939
Investment in and advances to subs	125,767	(672,944)	12,379	1,222	533,576	—
Deposits and other	—	549	875	520	—	1,944

Total other assets	125,767	(656,947)	13,337	3,232	533,576	18,965
Total assets	$133,365	$(421,531)	$72,600	$53,421	$526,051	$363,906

LIABILITIES AND		Horsehead
STOCKHOLDERS' EQUITY	HHC	Corporation	Zochem	INMETCO	Eliminations	Consolidated

Current liabilities
Current maturities of long-term debt	$205,000	$26,888	$—	$—	$—	$231,888
DEBTOR IN POSSESSION FINANCING	—	38,822	18,678	—	—	57,500
Accounts payable	9,522	11,252	2,396	1,949	(365)	24,754
Accrued expenses	12,552	19,697	782	3,105	(188)	35,948
Income taxes payable	—	4,237	(1,093)	595	(6,973)	(3,234)
Total current liabilities	227,074	100,896	20,763	5,649	(7,526)	346,856
LIABILITIES SUBJECT TO COMPROMISE	142,946	79,422	7,406	5,064	—	234,838
Long-term debt, less current	—	—	—	10,000	(10,000)	—
Other long-term liabilities	—	13,386	26	1,876	—	15,288
Deferred income taxes	—	—	3,112	—	—	3,112
Commitments and contingencies
Stockholders' equity
Common Stock	602	—	—	—	—	602
Additional paid-in capital	398,310	16,241	—	29,081	(45,322)	398,310
Retained earnings	(635,567)	(631,476)	41,293	1,751	588,899	(635,100)

Total stockholders' equity before noncontroll int	(236,655)	(615,235)	41,293	30,832	543,577	(236,188)
Noncontrolling interest	—	—	—	—	—	—
Total stockholders' equity	(236,655)	(615,235)	41,293	30,832	543,577	(236,188)
Total liabilities and SE	$133,365	$(421,531)	$72,600	$53,421	$526,051	$363,906

NOTE: THE JUNE 30, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE BALANCES

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)
	UNAUDITED	UNAUDITED	UNAUDITED	UNAUDITED
	Month Ended	Month ended	YTD ended	YTD ended
	June 30	June 30	June 30	June 30
	2016	2015	2016	2015

Net sales of zinc material and other goods	$21,936	$43,367	$125,805	$181,907
Net sales of nickel based material and other services	3,293	4,984	16,587	24,531
EAF dust service fees	3,242	3,101	19,397	18,504

Net sales	28,471	51,452	161,789	224,942

Cost of sales of zinc material and other goods	21,641	35,123	138,886	183,194
Cost of sales of nickel based material and other services	2,389	2,966	13,418	16,242
Cost of EAF dust services	2,405	2,577	14,194	14,847
Fire related costs	52	—	985	—
Insurance claim income	—	—	(1,000)	—

Cost of sales (excluding deprec and amortiz)	26,487	40,666	166,483	214,283
Depreciation and amortization	2,100	6,258	12,353	26,990
Selling, general and administrative expenses	1,577	2,173	9,992	13,574
Total costs and expenses	30,164	49,097	188,828	254,847

Loss from operations	(1,693)	2,355	(27,039)	(29,905)

Other income (expense)
Interest expense	(2,993)	(3,036)	(18,181)	(18,228)
Interest and other income	3	—	6	20
Other income (expense)	(32)	14,081	2,935	12,565

Total other income (expense)	(3,022)	11,045	(15,240)	(5,643)

REORGANIZATION ITEMS, NET	(5,471)	—	(43,781)	—

Loss before income taxes	(10,186)	13,400	(86,060)	(35,548)
Income tax benefit	(29)	6,675	(722)	(13,435)

NET LOSS	$(10,157)	$6,725	$(85,338)	$(22,113)

NOTE: THE MARCH 31 AND JUNE 30, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS

Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING STATEMENTS OF OPERATIONS
For the month ended June 30, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	INMETCO	Zochem	Elims	Consolidated

Net sales of zinc material and other goods	$—	$11,517	$—	$10,419	$—	$21,936
Net sales of nickel based material and other services	—	—	3,293	—	—	3,293
EAF dust service fees	—	3,316	—	—	(74)	3,242

Net sales	—	14,833	3,293	10,419	(74)	28,471

Cost of sales of zinc material and other goods	—	11,888	—	9,753	—	21,641
Cost of sales of nickel based material and other services	—	—	2,463	—	(74)	2,389
Cost of EAF dust services	—	2,405	—	—	—	2,405
Fire related costs	—	—	52	—	—	52
Insurance claim income	—	—	—	—	—	—

Cost of sales (excluding deprec and amortiz)	—	14,293	2,515	9,753	(74)	26,487
Depreciation and amortization	—	1,650	251	199	—	2,100
Selling, general and administrative expenses	33	1,178	215	151	—	1,577
Total costs and expenses	33	17,121	2,981	10,103	(74)	30,164

(Loss) income from operations	(33)	(2,288)	312	316	—	(1,693)

Equity in (loss) income of subsidiary, net of taxes	(3,035)	—	—	—	3,035	—

Other income (expense)
Interest expense	(1,944)	(899)	(38)	(255)	143	(2,993)
Interest and other income	143	3	—	—	(143)	3
Other income (expense)	—	2	(1)	(33)	—	(32)

Total other income (expense)	(1,801)	(894)	(39)	(288)	—	(3,022)

REORGANIZATION ITEMS, NET	(5,288)	(37)	—	(146)	—	(5,471)

(Loss) income before income taxes	(10,157)	(3,219)	273	(118)	3,035	(10,186)
Income tax (benefit) provision	—	—	—	(29)	—	(29)

NET (LOSS) INCOME	$(10,157)	$(3,219)	$273	$(89)	$3,035	$(10,157)

NOTE: THE MARCH 31 AND JUNE 30, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS

Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING STATEMENTS OF OPERATIONS
For the six months ended June 30, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	INMETCO	Zochem	Elims	Consolidated

Net sales of zinc material and other goods	$—	$65,747	$—	$59,956	$102	$125,805
Net sales of nickel based material and other services	—	—	16,587	—	—	16,587
EAF dust service fees	—	19,923	—	—	(526)	19,397

Net sales	—	85,670	16,587	59,956	(424)	161,789

Cost of sales of zinc material and other goods	—	82,992	—	55,792	102	138,886
Cost of sales of nickel based material and other services	—	—	13,944	—	(526)	13,418
Cost of EAF dust services	—	14,194	—	—	—	14,194
Fire related costs	—	—	985	—	—	985
Insurance claim income	—	—	(1,000)	—	—	(1,000)

Cost of sales (excluding deprec and amortiz)	—	97,186	13,929	55,792	(424)	166,483
Depreciation and amortization	—	9,710	1,509	1,134	—	12,353
Selling, general and administrative expenses	487	7,450	1,136	919	—	9,992
Total costs and expenses	487	114,346	16,574	57,845	(424)	188,828

(Loss) income from operations	(487)	(28,676)	13	2,111	—	(27,039)

Equity in (loss) income of subsidiary, net of taxes	(45,738)	—	—	—	45,738	—

Other income (expense)
Interest expense	(11,385)	(5,786)	(224)	(1,385)	599	(18,181)
Interest and other income	598	7	—	—	(599)	6
Other income (expense)	—	3,010	115	(190)	—	2,935

Total other income (expense)	(10,787)	(2,769)	(109)	(1,575)	—	(15,240)

REORGANIZATION ITEMS, NET	(28,326)	(12,049)	64	(3,470)	—	(43,781)

(Loss) income before income taxes	(85,338)	(43,494)	(32)	(2,934)	45,738	(86,060)
Income tax (benefit) provision	—	—	—	(722)	—	(722)

NET (LOSS) INCOME	$(85,338)	$(43,494)	$(32)	$(2,212)	$45,738	$(85,338)

NOTE: THE MARCH 31 AND JUNE 30, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST AND 2ND QTR REVIEWS AND MAY AFFECT THESE RESULTS

NON-FINANCIAL OPERATING METRICS REPORT
			Month ended
Shipments			June 30, 2016
Zinc finished product - tons (Z + HH combined)(excludes WOX/Calcine)			6,376
Finished Products Zinc-Contained tons (Z + HH combined) (excludes WOX/Calcine)			5,213
WOX/Calcine shipments combined - tons			15,835
Calcine shipments - tons			12,014
Calcine zinc-contained tons			7,612
Total Zinc-Contained tons (Finished Prod from Z + HH + calcine/WOX)			15,118
Zinc finished product - tons (HH) (excludes WOX/Calcine)			561
Total Zinc Product Zinc - Contained tons (HH) (includes WOX/Calcine)			10,466
EAF dust receipts - tons (HH)			45,328
Nickel remelt alloy shipments - tons (I)			2,581

Net sales realization
Zinc finished products - per lb (Z + HH combined)			$0.92
Zinc finished products - per lb zinc-contained (Z + HH combined)			$1.12
Zinc finished products premium - per lb zinc-contained (Z + HH combined)			$0.20
Zinc Product Shipments - per lb zinc-contained (HH)			$0.54
LME average zinc price - per lb			$0.92
LME average nickel price - per lb			$4.04

Production
Zinc metal production tons (Mooresboro)			—
Mooresboro conversion costs (per lb)			$—
Recycling facility conversion costs (per lb)			$0.47

Financial (in 000's)			UNAUDITED
Net Zinc metal sales excl. intercompany (HH) (excludes brokered)			$—
Brokered metal sales			$941
EAFD collection revenue			$3,316
EAFD collection costs			$2,405
Zochem adjusted EBITDA - R			$513
INMETCO adjusted EBITDA - R			$632

Segment data (3 segments + Corp, elim, other) (in 000's)
UNAUDITED				Corp, Elims
	Horsehead	Zochem	INMETCO	& Other	Consolidated
Revenue	$14,833	$10,419	$3,293	$(74)	$28,471
Depreciation & amortization	1,650	199	251	—	2,100
COGS	14,293	9,753	2,515	(74)	26,487
SG&A	1,178	151	215	33	1,577
Interest expense	899	255	38	1,801	2,993
(Loss) income before income taxes	$(3,219)	$(118)	$273	$(7,122)	$(10,186)

Revenue excl. unrealized non-cash hedge adj and interco. sales	$14,759	$10,418	$3,293	$—	$28,470
Unrealized non-cash hedge adj (expense) income	$—	$1	$—	$—	$1
Capital expenditures	$879	$109	$151	$—	$1,139

COMPLIANCE CERTIFICATE
For the Period From February 2, 2016 to June 30, 2016 ("Test Period")
The undersigned hereby certifies that he/she is the Vice President & Chief Financial Officer of Horsehead Corporation, company organized under the laws of the State of Delaware (“Horsehead”), the Vice President & Chief Financial Officer of The International Metals Reclamation Company, LLC, a limited liability company organized under the laws of the State of Delaware (“INMETCO”), the Vice President & Chief Financial Officer of Horsehead Metal Products, LLC, a limited liability company organized under the laws of the State of North Carolina (“HMP”), the Vice President & Chief Financial Officer of Zochem Inc., a corporation incorporated pursuant to the Canada Business Corporations Act (“Zochem”) and the Vice President & Chief Financial Officer of Horsehead Holding Corp., a corporation organized under the laws of the State of Delaware (“Horsehead Holding” and, together with Horsehead INMETCO, HMP and Zochem, each a “Borrower” and, collectively, the “Borrowers”), and that as such he/she is authorized to execute this certificate on behalf of each Borrower. With reference to the Senior Secured Superpriority Debtor-in-Possession Credit, Security and Guaranty Agreement dated as of February 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the guarantors party thereto from time to time Cantor Fitzgerald Securities, as Administrative Agent and the lenders party thereto from time to time, the Borrowers represent and warrants as follows (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):
The representations and warranties of the Borrowers contained in Article IV of the Credit Agreement and in the Loan Documents are true and correct in all material respects at and as of the time of delivery hereof as if made on and as of the date hereof, except to the extent such representations and warranties are expressly limited to an earlier date;
Other than with respect to (i) the failure to meet the milestone set forth in Section 5.18(f) of the Credit Agreement on account of an order of the Bankruptcy Court approving the Disclosure Statement having been entered on July 11, 2016 and not July 7, 2016 and (ii) the failure to list the Promissory Note, dated January 4, 2016, made by Horsehead in favor of Tecnicas Reunidas S.A in an original principal amount of $5,000,000, on Schedule 6.02(b) of the Credit Agreement, no Default or Event of Default has occurred that has not otherwise been waived.

Attached hereto as Schedule A is a detailed spreadsheet reflecting the calculations and computations necessary to determine whether INMETCO and Zochem are each in compliance with their respective Minimum EBITDA-R requirements, as reflected in this certificate;
There has been no change in the application of GAAP to the financial statements being delivered in connection with this Compliance Certificate since the Effective Date.
As of the last day of the Test Period the following statements, amounts, and calculations were true and correct:

Section 6.21(b)(i) - Minimum EBITDA-R for INMETCO.

(A) Adjusted EBITDA-R =	$3,120,000
(i) + [(ii) + (iii) + (iv) + (v)+(vi)+(vii) + (viii)] Items (ii) - (iv) shall be included to the extent deducted from Consolidated Net Income. =
(i) Net Income	$(345,000)
(ii) Interest Expense	$188,000
(iii) provision for income taxes	$—
(iv) depreciation, amortization	$1,258,000
(v) unrealized gains and losses on hedge transaction positions, non-cash compensation expenses, one-time charges to Net Income and all other non-cash charges	$—
(vi) charges, fees, costs, commissions and expenses incurred during such period in connection with the Credit Agreement, the other Loan Documents, the Chapter 11 Cases, any reorganization plan in connection with the Chapter 11 Cases, any exit credit agreements, and any and all transactions contemplated by the foregoing, including the write-off of any receivables, the termination or settlement of executory contracts, professional and accounting costs, fees and expenses, operational restructuring costs, fees and expenses, management incentive, employee retention or similar plans (in each case to the extent such plan is approved by the Bankruptcy Court to the extent required), litigation costs and settlements, asset write-downs, income and gains recorded in connection with the corporate reorganization of such Person and its Subsidiaries ONE TIME FIRE CHARGES RELATING TO INSURANCE CLAIM
$(54,000)
(vii) the charges, fees, costs and expenses in connection with, and a pro forma adjustment for actual lost revenues resulting from, a single furnace shutdown during the life of the Facility; provided that, the aggregate amount added pursuant to this clause (vii) shall not exceed $2,000,000 during the life of the Facility	$1,983,000
(viii) any intercompany charges incurred by Horsehead for administrative services provided to Horsehead Holding and its Subsidiaries	$90,000

For the applicable EBITDA- TEST PERIOD, has the minimum required EBITDA-R of INMETCO been met?    X YES     NO

Section 6.21(b)(ii) - Minimum EBITDA-R for ZOCHEM

(A) Adjusted EBITDA-R =	$2,723,000
(i) + [(ii) + (iii) + (iv) + (v)+(vi)+(vii) + (viii)] Items (ii) - (iv) shall be included to the extent deducted from Consolidated Net Income.
(i) Net Income	$(1,386,000)
(ii) Interest Expense	$1,291,000
(iii) provision for income taxes	$(427,000)
(iv) depreciation, amortization	$947,000
(v) unrealized gains and losses on hedge transaction positions, non-cash compensation expenses, one-time charges to Net Income and all other non-cash charges	$(12,000)
(vi) charges, fees, costs, commissions and expenses incurred during such period in connection with the Credit Agreement, the other Loan Documents, the Chapter 11 Cases, any reorganization plan in connection with the Chapter 11 Cases, any exit credit agreements, and any and all transactions contemplated by the foregoing, including the write-off of any receivables, the termination or settlement of executory contracts, professional and accounting costs, fees and expenses, operational restructuring costs, fees and expenses, management incentive, employee retention or similar plans (in each case to the extent such plan is approved by the Bankruptcy Court to the extent required), litigation costs and settlements, asset write-downs, income and gains recorded in connection with the corporate reorganization of such Person and its Subsidiaries
$2,160,000
(vii) any intercompany charges incurred by Horsehead for administrative services provided to Horsehead Holding and its Subsidiaries	$150,000
(viii) any costs or expenses incurred in connection with the funding of the Canadian Pension Plans	$—

For the applicable EBITDA- TEST PERIOD, has the minimum required EBITDA-R of ZOCHEM been met?    X YES     NO

[Signature Page Follows.]

IN WITNESS THEREOF, I have hereto signed my name to this Compliance Certificate, in my capacity as a Responsible Officer of the Borrowers and not individually, as of July 15, 2016.

HORSEHEAD CORPORATION

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President & Chief Financial Officer

THE INTERNATIONAL METALS RECLAMATION COMPANY, LLC

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President & Chief Financial Officer

HORSEHEAD METAL PRODUCTS, LLC

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President & Chief Financial Officer

ZOCHEM INC.

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President & Chief Financial Officer

HORSEHEAD HOLDING CORP.

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President & Chief Financial Officer